January 6, 2014 Exhibit 99.2

Special Note Regarding Forward-Looking Statements
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our expectations regarding the approval of products; the prospects for Okapi Sciences; expected product launch dates; the sufficiency of financial resources;
expected future cash balance and liquidity; expectations regarding development programs, trials, studies, and approval; expectations regarding in-license initiatives, divestitures and partnerships; and expectations regarding the Company’s plans and opportunities.
These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history and expectations of losses for the foreseeable future; our lack of commercial sales; our failure to obtain any necessary additional financing; our substantial dependence on the success of certain of our current compounds, AT-001, AT-002 and AT-003, the product candidates acquired in our Vet Therapeutics transaction and the antiviral compounds acquired in the Okapi Sciences transaction, which are still in development; our inability to identify, license, develop and commercialize additional product candidates; our inability  to obtain regulatory approval for our existing or future product candidates;  the lack of commercial success of our current or future product candidates; uncertainties regarding the outcomes of studies regarding our products; effects of competition; our failure to attract and keep senior management and key scientific personnel; our complete reliance on third-party manufacturers and third parties to conduct all our target animal studies and certain other development efforts; our lack of a sales organization; our significant costs of operating as a public company; our lack of effective internal control over financial reporting; changes in distribution channels for pet therapeutics; consolidation of our customers; impacts of generic products; unanticipated safety or efficacy concerns; our limited patents and patent rights;
our failure to comply with our intellectual property license obligations; our infringement of third party patents and challenges to our patents or rights; our failure to comply with regulatory requirements; our failure to report adverse medical events related to our products; legislative or regulatory changes; the volatility of our stock price; our status as an “emerging growth company,” as defined in the JOBS Act; the potential for dilution if we sell shares of our common stock in future financings; the significant control over our business by our principal stockholders and management; the potential that a significant portion of our total outstanding shares could be sold into the market in the near future; effects of anti-takeover provisions in our charter documents and under Delaware law; and our intention not to pay dividends.  These and other important factors discussed under the caption "Risk Factors" in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

The new beginning in pet therapeutics.

ARATANA THERAPEUTICS

3 Investment Highlights Large, growing market De-risked drug development Private-pay Portfolio approach Scalable and capital-efficient Pure-play, first mover

Acquisition of Okapi Sciences NV
Strategic Rationale
Provides a European base of operations and footprint
Enhances product portfolio with six additional product candidates bringing the PETX pipeline to > 20 products
Additional de novo product generation capability
Antivirals are an underserved market in pet therapeutics
Diversifies pipeline further reducing risk
Continued emphasis on innovation
– Better coordination of clinical and regulatory activities
– Enhanced business development and in-licensing capability
– Flexibility with respect to European commercialization

5 Okapi Sciences NV Leuven, Belgium

Okapi Key Personnel
Dr. Erwin Blomsma
— PhD ‘95 / Postdoc at KU Leuven
— Janssen Pharmaceutical
— Avantium / Crystallics
Professor Dr. Johan Neyts
— PhD ’93 / PostDoc University of North Carolina
— Source of know-how and IP
Dr. Stefaan Wera
PhD ‘92 / Postdoc at Academic Institute, Basel
Belgian biotech startup experience
Dr. Nesya Goris
— PhD ‘08 / Veterinary Sciences at Ghent University
— Vet & Agrochemical Research Centre
— Head of R&D at Okapi Sciences

Agri Investment Fund
THUJA CAPITAL
IWT
De Clercq & partners
intellectual property
eubelius
KU LEUVEN
GILEAD
ÚOCHB AV ČR
AJINOMOTO
Anthem BioSciences
Syngene
A Biocon company
Okapi Sciences
NOVARTIS
ANIMAL HEALTH
DIAGNOSTIK MEGACOR
ecuphar
TRIVERITAS
CYTON
FDA
EUROPEAN MEDICINES AGENCY
AVOGADRO
CiToxLAB
CHARLES RIVER LABORATORIES
CAMBRIDGE MAJOR LABORATORIES
Aesica

ARATANA THERAPEUTICS

Okapi Key Relationships
- Discovery research
- Development research
- Project management
- Regulatory
- Business development
- Operational support
- Management
- IP, rights
- Know-how
- PoC work
- Medchem
Academia / Industry
- Joint R&D
- Distribution
- M&S
- PhV
- R&D support
L D R Partners
- Investors
- Governments
- Regulatory support
- Analytical / QP
- Scientific advice
- MAA / ASMF / etc
CMO
- Chemical development
- Process development
- VICH stability work
- cGMP production
- Development support
- Analytical / GLP / GCP
- cGMP analytical
- Regulatory studies
CRO
- Scientific advisors
- Legal, IP, BD, etc

8 80% of pets get viral infections Only symptoms can be treated, not the infection Under-recognized, under- diagnosed Lack of Antivirals for Pets Feline Herpesvirus Calicivirus Parvo Virus FIV

Okapi Pipeline
*Referring to expected first launch in US or Europe
Feline immunodeficiency
Feline herpes
Canine drug – Lymphoma
Canine drug – Parvovirus
Feline drug – Calicivirus
De Novo
Pre-Clinical Clinical Approval       Launch*
2015
2017
2017+
2018+
2018+
2019+

Feline Herpes is a common virus
in cats
– 95% of cats exposed
– 3% with symptoms in US and EU
– Ocular symptoms most common
Vaccinations are only option
– Kittens vaccinated at 6 weeks
Similar to humans, virus not cured
AT-006
Feline Herpes
Calici
Herpes
FIV
FELV
FIP
Parvo
I
n
c
i
d
e
n
c
e

FIV is a serious viral disease in cats
– 2% incidence in the US
– >10% incidence in parts of Europe and Asia
Vaccinations are only option (US only)
– Kittens vaccinated at 6 weeks
– Not fully protective
Cats can have shorter lives after
infection and illness
AT-007
Feline immunodeficiency virus
Calici
Herpes
FIV
FELV
FIP
Parvo
I
n
c
i
d
e
n
c
e

Other Assets
Production animal products
– Molecules may work in livestock and could become crucial in containing viral outbreaks
– Swine Flu, Foot & Mouth Disease, etc.
– Funded largely with subsidies and grants
– To be divested or spun-out after value inflection
– Production animal companies have interest
Koi herpes diagnostic
– To be divested or spun-out after value inflection

Portfolio Construction
Toxicology data are available
Effectiveness data are available
Manufacturing is scaled-up
Key Attributes
Unmet medical need
High incidence or prevalence
Known mechanism of action
Nuance in science
“Early de-risking”
Early De-Risking
Leveraging the investment in human therapeutics
Pharmaceuticals
Biologics

De-Risked Product Development
Proof of Concept in Lab Animals
Animal Toxicology
SAR Chemistry, Selection of Lead
Animal pK
In vitro
Chemistry Optimization
IND Filing
Human Clinical Studies
Phase I
Phase II
Final Formulation
Phase III
NDA
Proof of Concept in Dogs/Cats
pK in Dogs/Cats
API and Formulation Development
Dose Selection
Probe Safety in Dogs/Cats
Final Formulation
Field Studies
NADA EU
Approval
De-Risking
Cat molecule
YR1
YR2 YR3 YR4 YR5
YR6 YR7
YR8 YR9 YR10 YR11 YR12
YR13
Toxicology

Aratana’s Pipeline
AT-011 Dog
Canine  Parvovirus
AT-012 Cat
Feline Calicivirus
Lymphoma Diagnostic
AT-013 Cat
Lymphoma
AT-010 Dog
Atopic Dermatitis
Diagnostic  Koi Carp
KHV Infections
AT-009 Mast Cell – Dog
AT-007 Cat
Feline Immunodeficiency virus
AT-006 Cat
Feline Herpesvirus
Option 1
Alpha
AT-008 Dog
Lymphoma
AT-002 Dog
Appetite Stimulant
Option 2
Beta
AT-003 Dog
Post-operative Pain
AT-004 Dog
B-Cell Lymphoma
Option 3
Gamma
AT-003 Cat
Post-operative pain
AT-005 Dog
T-Cell Lymphoma
AT-001 Cat
Osteoarthritis
AT-002 Cat
Appetite Stimulant
AT-001 Dog
Osteoarthritis
Proof of Concept Pilot Pivotal / Commercial

Deal Structure
Approximately €33.3M total consideration
Stock Purchase
€10.3M cash paid at closing
€11M promissory note
Due December 31, 2014, subject to mandatory prepayment upon an equity financing
7% interest
€12M post-closing consideration
Due April 7, 2014, subject to mandatory prepayment in cash upon an equity financing
If not paid in cash by April 7, 2014, payable in stock based on 10-day average closing price before April 4
Collar = 1,060,740 share maximum, 707,160 share minimum

MPM CAPITAL

Avalon Ventures

square 1 bank

ARATANA THERAPEUTICS

Our Financial Profile
Partnering opportunities globally
Out-licensing of non-core products
Advancing product portfolio
Begin to build commercial capabilities
Fund operations through 2014
Top Institutional Investors
Wellington Management
Adage Capital Partners
Special Situations Funds
JPMorgan Chase & Co
Jennison Associates
Fidelity Investments
Principal Financial Group
D.E. Shaw & Co.
Hutchin Hill Capital
Kopp Investment Advisors
Current financial resources are expected
to enable:
Continue to identify non-dilutive sources
of capital

Bayer

Boehringer Ingelheim

Elanco

MERCK Animal Health

MERIAL A SANOFI COMPANY

NOVARTIS

zoetis

FETCH PHARMA

IMULAN BioTherapeutics

Kindred Bio

Nexvet Companions in Biopharma

PARNELL

PUTNEY

Vet-Stem Regenerative Veterinary Medicine

VetDC

ARATANA THERAPEUTICS

18 Landscape Big Animal Health Biotech Canfel Therapeutics

19 Investment Highlights Large, growing market De-risked drug development Private-pay Portfolio approach Scalable and capital-efficient Pure-play, first mover